UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☑ Definitive Additional Materials.
☐ Soliciting Material Pursuant to § 240.14a-12.

The Ultimate Software Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

THE ULTIMATE SOFTWARE GROUP, INC.
Meeting Information
MeetingType: Annual Meeting
For holders as of: March 16, 2009
Date: May 12, 2009          Time: 10:00 AM EDT
Location: 2000 Ultimate Way
                 Weston, FL 33326
                 For directions to the meeting
                 Please call 954-331-7369
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain
proxy materials and voting instructions.

Broadridge Internal Use Only
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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
I. Form 10-K    2. Notice & Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	I -800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2009 to facilitate timely delivery.
— How To Vote —
Please Choose One of The Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use
Only

Voting items
The Board of Directors recommends that you
vote “For” the following.

1.	Election of Directors
Nominees
01	Marc D. Scherr 2012	02	James FitzPatrick 2012	03	Rick A. Wilber 2012

The Board of Directors recommends you vote FOR the following proposal (s).

2	To approve the Amended and Restated 2005 Equity and Incentive Plan as proposed to be amended.

3	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Broadridge Internal Use Only
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Reserved for Broadridge Internal Control Information

Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #

THE ULTIMATE SOFTWARE GROUP, INC. ANNUAL MEETING TO BE HELD ON 05/12/09 AT 10:18 A.M. EST FOR HOLDERS AS OF 03/16/09                                    * ISSUER CONFIRMATION COPY - INFO ONLY *

3	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

90385D107
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES                     0010100
1 – 01-MARC D. SCHERR, 02-JAMES FITZPATRICK, 03-RICK A. WILBER

2	*–	TO APPROVE THE AMENDED AND RESTATED 2005 EQUITY AND INCENTIVE – – – – – >>>	FOR	– – – >>> 2
		PLAN AS PROPOSED TO BE AMENDED.	0829102

3	–	TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S – – – – – – – – – – >>>	FOR	– – – >>> 3
		INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL	0010200
		YEAR ENDED DECEMBER 31, 2009.

		*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even If you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.
– – – >>>
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/12/09 FOR THE ULTIMATE SOFTWARE GROUP, INC.
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM                      **I**
2 -I                                          -S
FOR ALL NOMINEES
WITHHOLD ALL NOMINEES
WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE. WRITE
NUMBER(S) OF NOMINEE(S) BELOW.

X
DO NOT USE		2

DO NOT USE
90385D107

DO NOT USE

DO NOT USE	PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING	☐
DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE

DO NOT USE
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MR ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL MEETING OF STOCKHOLDERS
OF THE ULTIMATE SOFTWARE GROUP, INC.
INFORMATION — YOUR VOTE COUNTS!

Stockholder Meeting Notice	C0123456789	12345

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on May 12, 2009
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report on Form 10-K to stockholders are available at:

www.envisionreports.com/ULTI

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/ULTI to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 2, 2009 to facilitate timely delivery.

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Stockholder Meeting Notice
The Ultimate Software Group, Inc. Annual Meeting of Stockholders will be held on May 12, 2009 at 2000 Ultimate Way, Weston, FL 33326 at 10:00 a.m. Eastern Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote FOR the following proposals:
1.	Election of Directors – Marc D. Scherr, James FitzPatrick, Rick A. Wilber.

2.	To approve the Amended and Restated 2005 Equity and Incentive Plan, as proposed to be amended.

3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone (call toll free 1-800-652-VOTE (8683) within the United States, Canada and Puerto Rico) or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. For directions to the meeting, please call 954-331-7369.

Here’s how to order a free copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.
→	Internet – Go to www.envisionreports.com/ULTI. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials Ultimate Software Group, Inc.” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 2, 2009.
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